EXECUTION COPY





                              Vanguard Cellular Systems, Inc.
                        $200,000,000 9 3/8% Senior Debentures Due 2006

                                  Underwriting Agreement


                                                         New York, New York

                                                              April 3, 1996


               To the Representatives
               named in Schedule I
               hereto of the Under-
               writers named in
               Schedule II hereto

               Dear Sirs:

                         Vanguard Cellular Systems, Inc., a North Carolina
               corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of April 1, 1996 (as supplemented by the supplemental indenture dated as of April 1, 1996 the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Under-writer as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                         (a)  If the offering of the Securities is a
                    Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                              (i)  The Company meets the requirements for
                         the use of Form S-3 under the Securities Act of





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                         1933 (the "Act") and has filed with the Securities
                         and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registra-tion statement, as so amended, has become effec-tive. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supple-ment shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Pro-spectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                              (ii)  The Company meets the requirements for
                         the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospec-tus, for registration under the Act of the offer-ing and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of





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                         which has previously been furnished to you.  The
                         Company will next file with the Commission either
                         (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effective-ness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effec-tive Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supple-ment or such amendment and form of final prospec-tus supplement shall contain all Rule 430A Infor-mation, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execu-tion Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                         (b)  On the Effective Date, the Registration
                    Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Pro-spectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or neces-sary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture





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                    Act and the rules thereunder; and, on the Effective
                    Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a mate-rial fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic





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                    Prospectus, included in the Registration Statement at
                    the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.
                    "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the registration statement referred to above (and identified on Schedule I hereto) and the Rule 462 Registration Statement, in each case as amended from time to time. A "Non-Delayed Offering" shall mean an





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                                                                          6





                    offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and war-ranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in
               Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Secur-ities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securi-ties".

                         If so provided in Schedule I hereto, the Under-
               writers are authorized to solicit offers to purchase Secu-rities from the Company pursuant to delayed delivery con-tracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Con-tracts are made. Delayed Delivery Contracts are to be with





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                                                                          7





               institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in
               Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Secu-rities to be purchased by each Underwriter as set forth in
               Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total prin-cipal amount of Securities to be purchased by all Under-writers shall be the aggregate principal amount set forth in
               Schedule II hereto less the aggregate principal amount of Contract Securities.

                         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in immediately available funds. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be





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                                                                          8





               registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

                         The Company agrees to have the Underwriters'
               Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                         4. Agreements. The Company agrees with the several Underwriters that:

                         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supple-ment (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supple-ment thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Repre-sentatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Regis-tration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supple-ment to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threaten-ing of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securi-ties for sale in any jurisdiction or the initiation or





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                                                                          9





                    threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be neces-sary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph
                    (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                         (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                         (d) The Company will furnish to the Representa-tives and counsel for the Underwriters, without charge, copies of the Registration Statement as they may reasonably request (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospec-tus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of the Registration Statement of the Company on Form S-3 filed on July 25, 1995 and any amendments and exhibits thereto, the Prospectus dated October 4, 1995 and any amendments, supplements or exhibits thereto including any post-effective amendments thereof and any other documents for which professional printer's expenses were incurred.





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                                                                         10





                         (e) The Company will arrange for the qualifica-tion of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay the filing fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review of the offering.

                         (f) Until the business date set forth on Sched-ule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securi-ties).

                         (g) The Company confirms as of the date hereof that it is in compliance with all provisions of
                    Section 1 of Laws of Florida, Chapter 92-198,
                    Section 517.075, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                         5. Conditions to the Obligations of the Under-writers. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accu-racy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions




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                                                                         11





               hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                         (b)  The Company shall have furnished to the
                    Representatives the opinion of Richard C. Rowlenson, Esq., Senior Vice President and General Counsel, counsel for the Company, dated the Closing Date, to the effect that:

                              (i) each of the Company, and the subsidiaries
                         that are corporations named in Schedule IV hereto (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction wherein it owns or leases material properties or conducts material business so as to require such qualification other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and each of the partnerships named in
                         Schedule IV hereto (each a "General Partnership"





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                                                                         12





                         and collectively the "General Partnerships") has been properly established and is validly existing as a general partnership under the laws of the jurisdiction in which it is organized;

                              (ii) all the outstanding shares of capital
                         stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in Schedule IV of this Agreement, all outstanding shares of capital stock of the Subsidiaries and ownership interest in the General Partnerships are owned by the Company either directly or through wholly owned subsidiaries and, to the knowledge of such counsel, are free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry of Company officers and review of appropriate corporate agreements, any other security interests, claims, liens or encumbrances;

                              (iii) the Company's authorized equity
                         capitalization is as set forth in the Final
                         Prospectus; the Securities conform to the description thereof contained in the Final Prospectus;

                              (iv) the Indenture has been duly authorized,
                         executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will





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                                                                         13





                         constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity));

                              (v) to the best knowledge of such counsel,
                         there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, that is required to be disclosed in the Registration Statement and is not adequately disclosed in the Final Prospectus and there is no contract or other document that is required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, and is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                              (vi) this Agreement and any Delayed Delivery
                         Contracts have been duly authorized, executed and delivered by the Company;

                              (vii) no consent, approval, authorization or
                         order of any court or governmental agency or body is required for the consummation of the trans-actions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                              (viii) neither the execution and delivery of the
                         Indenture, the issue and sale of the Securities, nor the consummation of any other of the transac-





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                                                                         14





                         tions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under the articles of incorporation or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any law, judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                              (ix) no holders of securities of the Company
                         have rights to the registration of such securities under the Registration Statement.

                              (x) the Company and its subsidiaries have
                         been granted and presently hold the Federal
                         Communications Commission (the "FCC")
                         authorizations necessary for the Company and its subsidiaries to conduct their respective businesses as presently conducted or proposed to be conducted; to the knowledge of such counsel such FCC authorizations are in full force and effect; and to the knowledge of such counsel, except as set forth in a schedule to such opinion, no proceedings to revoke such FCC authorizations are pending or threatened;

                              (xi) to the knowledge of such counsel after
                         due inquiry of Company officers and review of appropriate corporate agreements, such counsel is of the opinion that the Company and its subsidiaries are not, nor with the passage of time or the giving of notice or both would be, in violation of any judgment, injunction, order or decree of the FCC relating specifically to the Company or its subsidiaries or to any properties of the Company or its subsidiaries;

                              (xii) the execution and delivery of this
                         Agreement and the issuance and sale of Securities by the Company, and the performance by the Company of its obligations under this Agreement and the





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

                         Securities, do not violate the Communications Act of 1934, as amended, or any rules or the regulation thereunder binding on the Company or its subsidiaries or any order, writ, judgment, injunction, decree or award of the FCC binding on the Company or its subsidiaries of which such counsel has knowledge after due inquiry;

                              (xiii) there is no proceeding or investigation
                         pending before the FCC, or, to the knowledge of such counsel, any investigation pending or threatened by the FCC against the Company or its subsidiaries which, if adversely determined, could have a material adverse effect on the Company and its subsidiaries taken as a whole;

                              (xiv) the execution, delivery and performance
                         of this Agreement does not constitute the transfer or assignment, directly or indirectly, of any license or permit existing as of the Closing Date issued by the FCC in connection with the operations of the Company or its subsidiaries or the transfer of control of the Company or its subsidiaries within the meaning of Section 310(d) of the Communications Act of 1934, as amended; and

                              (xv) to the extent they constitute matters of
                         law, the statements in the Prospectus under the headings "Business--Regulation of Cellular Systems," "Business--Cellular Telephone
                         Technology," "Business--Competition," "Certain
                         Risk Factors--Competition" and "Certain Risk
                         Factors--Regulation of the Cellular Industry" fairly summarize the matters therein described.

                    Such counsel may limit such opinion to matters of existing corporation laws of the states of Delaware, Virginia and West Virginia, the existing partnership laws of Delaware, Maryland, Pennsylvania and the District of Columbia and the existing laws of the State of North Carolina and the United States of America. In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.






PAGE

                    Such counsel shall also state that he has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                         (c)  The Company shall have furnished to the
                    Representatives the opinion of Schell Bray Aycock Abel & Livingston L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                              (i)  the Company has been duly incorporated
                         and is validly existing as a corporation in good standing under the laws of the State of North Carolina, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                              (ii) the Company's authorized equity capital-ization is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus;

                              (iii) the Indenture has been duly authorized,
                         executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in





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
                         the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity));

                              (iv) to the best knowledge of such counsel,
                         there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, that is required to be disclosed in the Registration Statement and is not adequately disclosed in the Final Prospectus and there is no contract or other document that is required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, and is not described or filed as required;

                              (v) the Registration Statement has become
                         effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effec-tiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;






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

                              (vi) this Agreement and any Delayed Delivery
                         Contracts have been duly authorized, executed and delivered by the Company; and

                              (vii) neither the execution and delivery of the
                         Indenture, the issue and sale of the Securities, nor the consummation of any other of the transac-tions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under the articles of incorporation or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any law, judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

                    Such counsel may limit such opinion to matters of the existing laws of the State of North Carolina and of the United States of America, and such opinion may exclude all matters relating to the Communications Act of 1934, as amended, and the rules and regulations promulgated by the FCC. In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                    Such counsel shall state that it has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    Such counsel may also state that although they have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of





PAGE
                    outside counsel are such that they cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to them and except to the extent set forth in paragraph (ii) above.

                         (d) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Regis-tration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                         (e)  The Company shall have furnished to the
                    Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                              (i) the representations and warranties of the
                         Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                              (ii) no stop order suspending the effective-
                         ness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threat-ened; and

                              (iii) since the date of the most recent finan-
                         cial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition





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

                         (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclu-sive of any supplement thereto).

                         (f) At the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satis-factory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                              (i) in their opinion the audited financial
                         statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                              (ii) on the basis of a reading of the latest
                         unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examina-tion in accordance with generally accepted audit-ing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and finance, compensation and audit committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and account-ing matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing



PAGE
                         came to their attention which caused them to believe that:

                                   (1) any unaudited financial statements
                              included or incorporated in the Registration
                              Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial state-ments included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                                   (2) with respect to the period
                              subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the Long-Term Debt of the Company and its subsidiaries or decreases in the Total Shareholders' Equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Pro-spectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in Service Revenue, Cellular Telephone Equipment Revenue, Other Revenue, Income from Operations or increases in Net Loss, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof





PAGE
                              unless said explanation is not deemed
                              necessary by the Representatives; or

                                   (3) the amounts included in any
                              unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus in conformity with generally accepted accounting principles or;

                                   (4) the information included in the
                              Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and
                              Item 402 (Executive Compensation), and
                              Item 503 (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                              (iii) they have performed certain other speci-
                         fied procedures as a result of which they deter-mined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical informa-tion derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, including the information included or incorporated in Item 14 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discus-sion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and





PAGE

                              (iv) if unaudited pro forma financial
                         statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regula-tion S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                         References to the Final Prospectus in this para-
               graph (f) include any supplement thereto at the date of the letter.

                         In addition, except as provided in Schedule I
               hereto, at the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                         (g)  Subsequent to the Execution Time or, if
                    earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or
                    (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representa-tives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment






PAGE
                    thereof) and the Final Prospectus (exclusive of any supplement thereto).

                         (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                         (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Repre-sentatives may reasonably request.

                         (j)  The Company shall have accepted Delayed
                    Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                         If any of the conditions specified in this Sec-
               tion 5 shall not have been fulfilled in all material re-spects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Repre-sentatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                         The documents required to be delivered by this
               Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not con-summated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform, in any material respect, any





PAGE
               agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Under-writer, the directors, officers and employees of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or other-wise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as in-curred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and provided further with respect to any untrue statement or omission of a material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers and employees of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any





PAGE
               such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                         (b) Each Underwriter severally agrees to indem-nify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Under-writer, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the state-ments set forth in the last paragraph of the cover page of the Final Prospectus, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representa-tives, confirm that such statements are correct.

                         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writ-ing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the





PAGE
               extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni-fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem-nified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to repre-sent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified par-ties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnifica-tion or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemni-fied party from all liability arising out of such claim, action, suit or proceeding.







PAGE

                         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall (i) any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securi-
               ties) be responsible for any amount in excess of the under-writing discount or commission applicable to the Securities purchased by such Underwriter hereunder or (ii) Salomon Brothers Inc in its capacity as "qualified independent underwriter" (within the meaning of Schedule E to the NASD's By-laws) be responsible for any amount in excess of such compensation received by Salomon Brothers Inc for acting in such capacity. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Benefits received by Salomon Brothers Inc in its capacity as "qualified independent underwriter" shall be deemed to be equal to the compensation received by Salomon Brothers Inc for acting in such capacity. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwith-standing the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to





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
               contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
               Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer and employee of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                         (e) Without limitation and in addition to its obligations under the other paragraphs of this Section 7, the Company agrees to indemnify and hold harmless Salomon Brothers Inc, its directors, officers and employees and each person who controls Salomon Brothers Inc within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon Salomon Brothers Inc's acting as a "qualified independent underwriter" in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability results from the gross negligence or willful misconduct of Salomon Brothers Inc.

                         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting





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

               Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
               Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Nasdaq Stock Market's National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7





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
               hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or tele-graphed and confirmed to them, at the address specified in
               Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27455, attention Richard C. Rowlenson, Senior Vice President and General Counsel.

                         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                         13.  Applicable Law.  This Agreement will be
               governed by and construed in accordance with the laws of the State of New York.




PAGE

                         If the foregoing is in accordance with your under-
               standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                             Very truly yours,

                                             VANGUARD CELLULAR SYSTEMS,
                                             INC.

                                               By: /s/ Haynes G. Griffin

                                                  Name: Haynes G. Griffin
                                                  Title: President and Chief
                                                         Executive Officer


               The foregoing Agreement is
               hereby confirmed and accepted
               as of the date specified in
               Schedule I hereto.

               Salomon Brothers Inc
               Goldman, Sachs & Co.
               NationsBanc Capital Markets Inc.
               Smith Barney Inc.
               Toronto Dominion Securities (USA) Inc.

                 By:  SALOMON BROTHERS INC

                     By: /s/ Edward P. Biggins

                        Name: Edward P. Biggins
                        Title: Associate


               For themselves and the other
               several Underwriters, if any,
               named in Schedule II to the
               foregoing Agreement.



PAGE

                                        SCHEDULE I


               Underwriting Agreement dated April 3, 1996

               Type of Offering:  Delayed Offering

               Registration Statement No. 33-61295

               Representatives:    Salomon Brothers Inc
                                   Seven World Trade Center
                                   New York, New York  10048

                                   Goldman, Sachs & Co.
                                   85 Broad Street
                                   New York, New York 10004

                                   NationsBanc Capital Markets Inc.
                                   100 North Tryon Street 7th Floor
                                   Charlotte, North Carolina 28255

                                   Smith Barney Inc.
                                   390 Greenwich Street
                                   New York, New York  10013

                                   Toronto Dominion Securities (USA) Inc.
                                   31 West 52nd Street
                                   New York, New York 10019

               Closing Date, Time and Location:  April 10, 1996,
               11:00 a.m., at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York

               Sale, Purchase Price and Description of Purchased Debt
               Securities:

                    Title:  9 3/8% Senior Debentures due 2006

                    Principal amount and currency:  U.S. $200,000,000

                    Purchase price:  97.401% of principal amount, plus
               accrued interest, if any, from April 10, 1996

                    Interest rate:  9 3/8%

                    Interest payment dates:  Semiannually on October 15 and
               April 15, commencing October 15, 1996






PAGE

                    Maturity:  April 15, 2006

                    Sinking fund provisions:  None

                    Redemption provisions:  Redeemable at the option of the
               Company, in whole or in part, at any time on or after April 15, 2001 at the purchase prices set forth in the Final Prospectus

                    Bearer or registered:  Registered book-entry form in
               denominations of $1,000 and any integral multiple of $1,000

                    Other provisions:  As set forth in the Prospectus
               Supplement dated April 3, 1996

               Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representatives:

                         The earlier of the (i) Effective Date plus 30 days
               or (ii) failure to consummate the transactions contemplated by the Underwriting Agreement



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

                                        SCHEDULE II

                Underwriter                           Principal amount of
                                                     Purchased Securities

                Salomon Brothers Inc  . . . . . .       $100,000,000

                Goldman, Sachs & Co.  . . . . . .         50,000,000
                NationsBanc Capital
                  Markets Inc.  . . . . . . . . .         15,000,000

                Smith Barney Inc.   . . . . . . .         20,000,000
                Toronto Dominion Securities
                  (USA) Inc.  . . . . . . . . . .         15,000,000



                  Total . . . . . . . . . . . . .       $200,000,000




PAGE

                                       SCHEDULE III



                                 * Intentionally Omitted *

                                              SCHEDULE IV


                                                                        Percentage Direct Or  Jurisdiction
                                                                         Indirect Ownership       of
Subsidiary or General Partnership                    Type of Entity          By Company       Organization  Cellular Licenses Owned

 *Altoona CellTelCo                                   General Partnership         100%            DC        Altoona, PA  MSA
 *Atlantic Cellular Telephone Corp.                   Corporation                 100%            NC        Portland, ME MSA and
                                                                                                            ME-4 RSA
 *Binghamton Cellular Telephone Corp.                 Corporation                 100%            NC
 *Binghamton CellTelCo                                General Partnership         100%            DE        Binghamton, NY, PA MSA
 *Cellular Directory Corporation                      Corporation                 100%            NC
 *Eastern North Carolina Cellular Joint Venture       General Partnership          50%            DE
**GTE Mobilnet of Jacksonville Incorporated           Corporation                  50%            NC
**GTE Mobilnet of Jacksonville II Incorporated        Corporation               47.34%            NC        Jacksonville, NC, MSA
**GTE Mobilnet of Wilmington Incorporated             Corporation                  50%
**GTE Mobilnet of Wilmington II                       Corporation               47.67%            NC        Wilmington, NC, MSA
 *Harrisburg Cellular Telephone Company               General Partnership         100%            PA        Harrisburg, PA MSA
**Jacksonville Cellular Partnership                   General Partnership        47.3%            NC
 *North Carolina Cellular Holding Corp.               Corporation                 100%            NC
 *Orange County Cellular Telephone Corp.              Corporation                 100%            NC        Orange County, NY MSA
 *PA 10-East Partnership                              General Partnership       91.84%            MD        PA-10 East, RSA
 *Pennsylvania Cellular Telephone Corp.               Corporation                 100%            NC        Allentown, PA/NJ;
                                                                                                            Northeast Pennsylvania,
                                                                                                            PA; Lancaster, PA;
                                                                                                            York, PA; and Reading
                                                                                                            PA  MSAs and PA-5;
                                                                                                            PA-11; PA-12; and PA-8
                                                                                                            RSAs
 *Piscataqua Cellular Telephone Corp.                 Corporation                 100%            NC        Portsmouth, NH/ME MSA
 *PLMRS Narrowband Corp.                              Corporation                 100%            NC
 *State College CellTelCo                             General Partnership       96.99%            DC        State College, PA MSA
 *Teleflex Information Systems, Inc.                  Corporation                 100%            NC
 *Vanguard Binghamton, Inc.                           Corporation                 100%            DE        Elmira, NY MSA
 *Vanguard Cellular Corp.                             Corporation                 100%            NC
 *Vanguard Cellular Financial Corp.                   Corporation                 100%            NC
 *Vanguard Cellular Holding Corp.                     Corporation                 100%            DE
 *Vanguard Cellular Operating Corp.                   Corporation                 100%            DE
 *Vanguard Cellular Services, Inc.                    Corporation                 100%            DE
 *Vanguard Cellular Systems of South Carolina, Inc.   Corporation                 100%            NC        SC-5 RSA
 *Vanguard Communications, Inc.                       Corporation                 100%            DE
 *Vanguard India, Inc.                                Corporation                 100%            DE
 *Warren and Lewis, Ltd.                              Corporation                 100%            VA
 *West Virginia Cellular Telephone Corp.              Corporation                 100%            WV        Charleston, WV and
                                                                                                            Huntington, WV/OH/KY
                                                                                                            MSAs and WV-1 East RSA
 *Western Florida Cellular Telephone Corp.            Corporation                 100%            NC        Pensacola, FL and Fort
                                                                                                            Walton Beach, FL MSAs
 *Williamsport Cellular Telephone Company             General Partnership       92.98%            DE        Williamsport, PA MSA
 **Wilmington Cellular Partnership                    General Partnership       47.67%            NC


*The capital stock and partnership interests of these corporate subsidiaries and general partnerships, respectively, have been pledged as security for the Company's obligations under the Credit Facility (as defined in the Final Prospectus).

**The Company's interests in these subsidiaries and general partnerships are owned directly or indirectly by Eastern North Carolina Cellular Joint Venture.